EXHIBIT 10.11
                           KUWAIT REAL ESTATE BANK KSC
                           BANKING FACILITIES CONTRACT

Made on 2.5.1999
This contract was made between:

1-   Kuwait Real Estate Bank KSC
     Address:
     First Party, hereinafter referred to as "the Bank".

2-   Messrs. Telesource CNMI lnc (Closed)
     Address:
     Second Party, hereinafter referred to as "the Customer".


     Being fully competent to act, the two parties have concluded the following contract:

     Article I - Statement of the Facilities and their limits:

     The Bank shall provide the Customer hereunder with banking facilities with a maximum limit of KD 2,000,000 (US Dollars two million only) and an amount of -----for foreign exchange transactions on its account No. ---- at----------Branch

     subject to the conditions hereinafter set forth

Direct facilities:

     1- Fixed term loan for a maximum of 2,000,000/- provided that it shall be used for a period of 24 months at an interest rate of 2.5% above the 3-months LIBOR

     2-   -

     3-   -

     4-   -

Indirect Facilities:

     1-   -

     2-   -

     3-   -

     4-   -

     Article 2 - Purpose of the Facilities:

     The Customer shall use the facilities provided hereunder for the purpose specified therefore, namely: To finance construction of 45 houses units in the Commonwealth of Northern Mariana Islands.

Article 3 - Term of the Facilities:

     1- The facilities provided hereunder shall start on 03.05.1999 and shall expire on 03.05.2001 without prejudice to the validity of this contract and the effectiveness hereof, with all the provisions thereof, vis-a-vis the customer, until the full settlement of all its obligations hereunder.

     2- The Bank may renew the contract under the expiry of its term for one or more similar periods unless the Customer shall notify the Bank that the Customer does not wish not to renew the contract, at least one month prior to the expiry date of this contract. In the event of renewal, this contract shall remain valid and effective with all the terns hereof vis-avis the customer until the full settlement of all its obligations, without prejudice to the powers vested in the Bank by virtue of Articles 4 and 7 hereof, or to its right to take whatever actions it may deem appropriate to recover all its rights.

     3- The Bank shall have the right to decide unilaterally at any time to suspend or cancel the facilities granted to the Customer hereunder. It shall have the right to declare all obligations to be payable forthwith without giving any reasons for such decision arid without the need to give notice or warning, and the customer shall not object to any such action. In such event, all the right of the Bank vis-a-vis the Customer shall become due and payable forthwith without the need to give notice or warning or the need to obtain a court judgment or take any other legal action.

Article 4 - Interest:

     1- The Bank shall, on the daily debit balances in any of the accounts in respect of which the above-mentioned facilities are granted, charge the interest provided for hereunder and in accordance with the banking regulations in force. In the event where the daily debit balances exceed the amount of the cash facilities in Kuwaiti Dinar as agreed upon hereunder, the Bank shall have the right to charge interest at the highest rate determined by the Central Bank of Kuwait, which, at the date hereof is 115% per annum, or such other rate as shall be determined by the Central Bank of Kuwait, whichever is higher. With regard to the daily debit balances in foreign currencies in excess of the limits agreed upon, the rate of interest shall be 2.5% above LIBOR.

          Interest shall be calculated with effect from the date on which these balances exceed the amount of the banking facilities specified herein to the date of full settlement thereof, without prejudice to the right of the Bank to take such other actions as it may deem appropriate to collect the amount of such excess and interest thereon.

     2- lnterest calculated in accordance with the provisions of the preceding paragraph shall be due and shall be charged to the account of the Customer every three months in accordance with the banking regulations in force,

     3- It is hereby explicitly agreed that the Bank shall be under no obligation to pay interest on any credit balances in the accounts of the Customer in respect of which these facilities are granted hereunder

     4- The Bank shall, throughout the term of this contract, reserve the right to change the rate of interest agreed upon and to increase such rate With regard to the interest covered hereunder at any time, particularly in the following events:

          a) Recording the amounts resulting from foreign currency buying and selling transactions in the account of the Customer.

          b) Debiting the account of the Customer with the amounts of the loan installments, bills of exchange, promissory notes, bills of lading. letters of guarantee and other instruments, plus interest thereon

          c) Debiting the account or the Customer with the amounts resulting tram the use of credit cards or automatic teller machines (ATM's) on its account.

          d) Increase of the maximum rate of contractual interest specified by the Central Bank of Kuwait.

          The change of the interest rate shall be effective from the date on which the Bank takes the decision to this effect and notified the Customer thereof in any manner whatsoever, including the advice of debiting the said interest to the Customer's account.

     5- The Bank shall, in respect of any amount in Kuwaiti Dinar which the Customer fails to repay on the due date thereof as agreed upon, have the right to charge delay interest calculated on the basis of the maximum contractual interest rate determined by the Central bank of Kuwait as at the date of such delay or at the highest reached during the period of validity of this contract, whichever is higher.

          Delay interest shall, with regard to foreign currencies, be calculated at the rate of 1% per annum above the rate set forth herein.

          Delay  interest  shall  be  calculated  in the  same  way as  interest contractual interest is calculated as specified hereabove in accordance with the banking regulations in force, without prejudice to the right of the bank to suspend or cancel these facilities in accordance with the provisions of Article 7 hereof.

Article 5 - Commissions:

Without prejudice to the provisions sot forth in other articles hereof, the Bank, in advance, charge a commitment charge (commitment fee) at the rate of ____% per annum on the whole amount of the overdraft limit set forth in this contract.

The non-cash facilities shall be subject to the commissions prescribed under the banking regulations in forces at the bank. The Customer declares that it accepts the same conclusively.

These commissions shall be charged in advance upon the use of these facilities by the Customer and upon the renewal of the said facilities for the period from the date of the use thereof until the date of expiry or termination thereof.

Article 6 - Settlement:

1 The customer shall pay the balance of its indebtedness in addition to interest, commission and charges due in respect thereof under this contract on the due date thereof and in accordance with the provisions of this contract without prejudice to the provisions of the following paragraph in this Article.

2 The Bank shall repay the loan(s) covered by these facilities, amounting to US $ 2,000000/- (US Dollars two million) in the following manner or in accordance with the schedule attached hereto and which shall form an integral part hereof:

          In one single payment on 3 5.2001.

3 The bank shall have the right to recover from the customer any exchange difference and any expenses, fees, damages, etc., arising from in by reason or the granting to or the use by the customer of the facilities covered hereunder. The Bank shall, with regard to foreign currency forward sale transactions, decide unilaterally at any time to terminate this type of facility and charge the difference in the exchange rates to the customer, in addition to any expenses, damages and other amounts incurred by the Bank in this regard.

Article 7 - Default:

In the event where the Bank fails to repay any amount due and payable by it hereunder on the due date thereof, or where ii fails to pet form any of its other obligations hereunder, the Bank shall have the right to suspend or cancel the facilities granted hereunder, without notice or warning and without the need to take any other action, and thereupon all the amounts arising hereunder and owned by the customer shall become due and payable forthwith, in addition to the right of the Bank to charge delay interest on the amounts due in accordance with the provisions of Article 4 hereof.

Article 8 - Acknowledgment of the Balance of the Account:

The Customer declares that its account(s) No. __________ at the Bank shows/show a debit/credit balance of __________ as at __________ excluding interest accruing on the said debit balance from ____________.

Article 9 - The Books and Records of the Bank:

The customer acknowledges that the Banks books and records are correct, that they may be relied upon as conclusive evidence of the Customers obligations arising herefrom, that it may not dispute their accuracy in any manner whatsoever and that it waives the right to demand that the Bank's books, accounts and records relating to the said Obligations be audited by the Court.

Article 10 - Acknowledgment of the Correctness of the Bank's
Statements of Account:

1- In the event where the Bank does not, within fifteen days from the date of the sending the statement of account by ordinary mail, receive from the Customer a written objection, the Bank shall regard this as acknowledgment by the Customer of the correctness or the data contained in the statement of account, and a conclusive acceptance by the Customer of all the records and contents thereof.

2- In the event where the Customer does not, within fifteen days from the date fixed for the sending thereof (quarterly or as otherwise agreed upon), receive the statement of account, and where the Customer does not, within one week from such date, contact the bank in this regard, the Customer shall not rely on the non-receipt by it of such statement of account, nor shall the customer object in any manner whatsoever to any records or contents thereof

Article 11 - Non - Assignability of the Facilities:

The Customer may not assign or transfer to any other party its rights or obligations arising herefrom without the bank's prior written consent thereto.

Article 12 - Other Conditions and Provisions:

1- All the accounts, of any type whatsoever, opened at present or to be opened subsequently in the name of the customer at the bank or any of its branches inside or outside Kuwait, shall be deemed to secure each other regardless of the names assigned thereto. The Bank shall have the right to merge or consolidate all or several of these accounts and apply the credit balance in any of them to settle the debit balance in other of these accounts or freeze the credit balance in any such account until the Customer shall have performed all its obligations toward the Bank. The Customer authorizes the bank to set-off and deduct the credit balance and to effect all records, settlements and transfers in any accounts opened or to be opened in the name of the Customer at any of the Bank's branches inside or outside Kuwait.

2- All the funds, financial and commercial paper, precious metals, merchandise and other rights of any kind whatsoever, records or deposited at present or to be recorded or deposited in the future in the name of the Customer at the Rank or any of its branches inside or outside Kuwait. shall be deemed to be charged in favor of the Bank by way of guarantee and security for all the Customer's obligations toward the Bank, without the need for a specific declaration to this effect. The Bank shall have the right to recover its entitlements and collect its debt directly horn the aforesaid funds by way of set-off in priority and preference to any other creditor, without the need to give notice or warning or to take any other legal action.

     The Customer undertakes to sign all assignments, subrogations, mortgage deeds, powers of attorney and any other documents that the Bank may require and to execute such instruments in order to establish and secure its rights arising herefrom. The Customer authorizes the Bank all things that may need to be signed on the Customers behalf in order to give effect to the aforesaid.

3- The Customer shall, within three months from the end of the financial year, provide the Bank with its annual balance sheet, certified by a public accountant (auditor), and a statement of its financial position every six months or year, as may be determined by the bank, as well a comprehensive reports on its financial position during the forthcoming period. The Customer shall respond to all the enquiries that may be made by the Bank in this regard arid such response shall be supported by documentary evidence.

Article 13 -  Tolerance by the Bank:

The Customer declares that any tolerance toward it by the Bank with regard to the banking facilities limit or the term thereof or in connection with the repayment dates set forth herein, shall not affect the effectiveness of any of the conditions or provisions of this contract which shall remain fully effective toward the Customer. No such tolerance by the Bank shall be interpreted as waiver by it of any such rights nor shall such tolerance diminish such rights.

Article 14 -  Chosen Place of Domicile:

The Customer declares that all correspondence, statements 01 account, notices and judicial notices sent or served upon it by the Bank at its address set forth herein or at any other address which the Customer has notified the Flank thereof by means of a registered letter with acknowledgment due, shall be valid and effective toward it and shall have their full legal effect. No change of the Customer's address shall be effective save from the date on which the Bank receives notice of such change of address.

Article 15 -  Law and Jurisdiction:

This contract shall be subject to the laws in force in the State of Kuwait. The Arabic text shall be the legally valid text in the event of any dispute The courts of the Capital Governorate shall have jurisdiction to settle any disputes arising herefrom.



First Party              Second Party
("The Bank~)             ("the Customer")
                         Telesource CNMI Inc.
                         (signature)

Appendix to the Facilities Contract Dated


                            LOAN INSTALLMENT SCHEDULE

Installment         Due               Loan                               Due
Amount              Date              Amount                             Date




Customer                              Guarantor
Name: Telesource CNMI, Inc.           Fouad Sayye Behbehani (signature)
Signature: (signature)                Nasrullah S. H. Behbehani (signature)
                                      S. H. Behbehani & Sons Co. (signature)

Signature of the Bank:

                                   DECLARATION
                        OF A JOINT IRREVOCABLE GUARANTEE


We have read the conditions arid provisions of the banking facilities contract dated 2.5.1999 made between Kuwait Real testate Banks (hereinafter referred to as "the Bank") and its customer, Messrs. Telesource ONMI Inc. (hereinafter referred to as the Debtor'), and do hereby declare that we guarantee, jointly with the Debtor, all the obligations and the settlement of all the amounts due in favor of the Bank under the said contract of any type or cause. This guarantee includes the amounts charged to the account(s) in respect of which these facilities are granted in any manner whatsoever, and the debit balance in the account upon the closure thereof or the balance in any other account on which the said facilities are utilized.

This guarantee is continuous, unconditional, irrevocable and uncancellable. It gives the right to the Bank to claim from us the balance of the debt arising from the aforesaid contract and alt amounts associated thereto such as interest, expenses, commissions, etc, and we shall not object to any such action.

Our guarantee shall continue and remain fully and legally valid in the event of the renewal of the facilities contract or the extension or amendment thereof for any reason whatsoever until the Bank shall have recovered all its rights due against the guaranteed Debtor,

It is hereby agreed that all funds, financial and commercial paper, precious metals, merchandise and other rights of any kind whatsoever, recorded or deposited in Our name at present or to be recorded or deposited in ourname in the future at the Bank or any of its branches inside or outside Kuwait, guarantee the performance of our obligations under this guarantee without the need to make a specific declaration to this effect. The Bank shall have the right to recover its entitlements and collect its debt directly from the aforesaid funds by set-oil in priority and preference to any other creditor, without the need to give notice or warning or to take any other action, without prejudice to the right of the bank to take such action as it may deem appropriate in order to recover all its rights. The bank shall have the right to debit the amount of the debt guaranteed by us to any account opened by us at present or to be opened in future at the bank or at any of its branches inside or outside Kuwait, without the need to give notice or warning or to take any other action.

We shall be subject to all the provisions set forth in the aforesaid facilities contract arid we undertake to provide the bank with any data the Bank may require in respect or our financial position or annual balance sheet at any time the Bank may so wish, and our response shall be supported by documentary evidence.

This guarantee shall be subject to the provisions of the Kuwaiti law and to the exclusive jurisdiction of the Kuwaiti counts. We agree to sub it to the local jurisdiction of the courts of the Capital Governorate of Kuwait ion respect of any dispute arising herefrom.

          Made by: Joint Guarantor(s)

          Fouad Sayyed Behbehani (signature)
          Nasrullah S. H. Behbehani (signature)
          S H. Behbehani & Sons Co. (signature)